UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                            September 18, 2003
______________________________________________________________________________
                    (Date of earliest event reported)



                             CFS Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


          Delaware                 000-24611               35-2042093
______________________________________________________________________________
(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                  File Number)         Identification No.)



    707 Ridge Road, Munster, Indiana                          46321
______________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


                               (219) 836-5500
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)




ITEM 7.  Financial Statements and Exhibits.
         __________________________________


         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits.

              The following exhibit is furnished herewith.

         Exhibit Number           Description
         ______________           ___________

              99.1           Press Release dated September 18, 2003



ITEM 9.  Regulation FD Disclosure.
         _________________________


    On September 18, 2003, CFS Bancorp, Inc. (the "Company") announced that its Board of Directors had declared a quarterly cash dividend of $0.11 per share payable on October 31, 2003 to stockholders of record at the close of business on October 10, 2003.

    For additional information, reference is made to the Company's press release dated September 18, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference.




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CFS BANCORP, INC.



Date: September 23, 2003     By:  /s/ Brian L. Goins
                                  ----------------------------------------
                                  Brian L. Goins
                                  Vice President -
                                    Corporate Counsel






















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